UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2024

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

EXPLANATORY NOTE

This Report on Form 8-K/A is being filed with the Securities and Exchange Commission soles to provide restated audited financial statements for the fiscal year ended December 31, 2021, to replace the audited financial statements for 2021 (the “Original 2021 Financial Statements") which were previously included in our Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”), and unaudited restated financial statements for the three and nine-month periods ended December 31, 2021, to replace the unaudited financial statements for such periods (the “Original September 30, 2021, Financial Statements”) which were previously included in our Report on Form 10-Q for the nine months ended September 30, 2021 (the “September 30, 2021 10-Q”).

Except for the foregoing, this Report speaks as of the filing of the 2021 10-K and September 30, 2021 10-Q, respectively, and does not update or discuss any other development after the respective dates of the 2021 10-K and September 30, 2021 10-Q. This Report relates only to those portions of the 2021 10-K and September 30, 2021 10-Q affected by the financial statements referred to above.

Cautionary Note Regarding Forward-Looking Statements:

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. Such statements may include, but are not limited to, statements about the Registrant’s planned acquisitions, the purchase price to be paid for such acquisitions and the future performance of the businesses to be acquired, and other statements that are not historical facts. Such statements are based upon the beliefs and expectations of the Company’s management as of this date only and are subject to risks and uncertainties that could cause actual results to differ materially. Therefore, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously reported in the Report on Form 8-K filed March 25, 2025, prior to its resignation from its position as the independent registered principal accounting firm of Aixin Life International, Inc. (the “Company”), KCCW Certified Public Accountants (“KCCW”) advised the Company in writing of the need to restate the consolidated financial statements of the Company for the year ended December 31, 2021 (the “2021 Financial Statements”) to present the results of operations for the year ended December 31, 2021, as though the acquisitions of Aixin Shangyan Hotel Management Co., Ltd. (“Aixin Shangyan Hotel”) and Chengdu Aixintang Pharmacy Co. Ltd. and certain affiliated entities (“Aixintang Pharmacies”) had occurred at the beginning of the period. In addition to the necessary adjustments to the 2021 Financial Statements, the comparative financial statements and financial information for prior years included in the 2021 Financial Statements needed to be restated to reflect the retroactive adjustment of the financial data of previously separate entities under common control that are combined. In addition, the Company corrected the financial statement presentation for the capital contribution from Mr. Quanzhing Lin, its principal shareholder, during the year ended December 31, 2021.

The Company has prepared and there are annexed hereto as Exhibit 99.1 (i) a consolidated balance sheet as of December 31, 2021 and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the fiscal year ended December 31, 2021, the footnotes thereto (the “2021 Financial Statements”), together with the report of KCCW thereon, as restated to give effect to Financial Accounting Standards Board (FASB) ASC 805-50-45 to present the results of operations for the year ended December 31, 2021 as though the acquisitions of Aixin Shangyan Hotel and Aixintang Pharmacies had occurred at the beginning of the period and (ii) an unaudited restatement of our unaudited consolidated balance sheet as of September 30, 2021 and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the three- and nine-month periods ended September 30, 2021, and the footnotes thereto (the “Nine-month Financial Statements”), as restated to give effect to ASC 805-50-45 to present the results of operations for the period ended September 30, 2021 as though the acquisitions of Aixin Shangyan Hotel and Aixintang Pharmacies had occurred at the beginning of the period. In addition, the 2021 Financial Statements and the Nine-month Financial Statements have been restated to give effect to the capital contribution from Mr. Lin during the year ended December 31, 2021.

Set forth immediately below are tables that present the effect of the adjustments resulting from the matters discussed above on selected line items of our previously reported 2021 Financial Statements.

	As of and for the Year Ended December 31, 2021
	Previously Reported	Adjustments	Restated
Consolidated Statements of Operations and Comprehensive Income (loss)
Total Revenues, net	3,066,233	1,175,758	4,241,991
Total operating costs and expenses	3,093,171	2,151,093	5,244,264
(Loss) income from operations	(26,938)	(975,335)	(1,002,273)
Total non-operating income, net	34,023	66,003	100,026
(Loss) income before income tax	7,085	(909,332)	(902,247)
Net (loss) income	(267,236)	(909,332)	(1,176,568)
Comprehensive (loss) income	(144,953)	(792,950)	(937,903)

	As of and for the Year Ended December 31, 2021
	Previously Reported	Adjustments	Restated
Consolidated Statements of Stockholders’ Equity
Accumulated deficit
Acquisition of subsidiaries	(3,648,666)	3,648,666	-
Additional paid in capital
Acquisition of subsidiaries	(4,313,025)	(401,606)	(4,714,631)
Debt forgiven by major shareholder	6,912,513	(4,439,285)	2,473,228
Shareholder contribution	-	4,439,285	4,439,285

	As of and for the Year Ended December 31, 2021
	Previously Reported	Adjustments	Restated
Consolidated Statements of Cash Flows
Net cash (used in) provided by operating activities	(57,804)	(635,382)	(693,186)
Net cash (used in) provided by investing activities	(4,431,513)	(89,648)	(4,521,161)
Net cash provided by financing activities	5,221,864	643,424	5,865,288
Additional paid in capital	10,743,875	(3,721,404)	7,022,471

In reviewing the attached restated financial statements, it should be noted that due to the nature of the adjustments made to the consolidated statements of operations and comprehensive loss to include the operating results of Aixin Shangyan Hotel and Aixintang Pharmacies for the year ended December 31, 2021, and the capital contribution made by Mr. Lin, the Total Stockholders’ Equity as restated at December 31, 2021, was equal to the Total Stockholders’ equity as reported in the original 2021 Financial Statements. Further, after giving effect to the adjustments made to the 2021 Financial Statements, there was no impact on the results of the Company’s operations in subsequent years and thus, no need to restate any of our financial statements for periods ending after December 31, 2021; provided, that the financial information with respect the 2021 fiscal year and quarterly periods therein included in our financial statements for the 2022 fiscal year and quarterly periods therein continue to reflect our results of operation without giving effect to such changes as would result from giving effect to the acquisitions of Aixin Shangyan Hotel and Aixintang Pharmacies as of the beginning of 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Consolidated Financial Statements for the years ended December 31, 2021, and 2020 and Consolidated Financial Statements for the three- and nine-month periods ended September 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: April 10, 2025	By:	/s/ Quanzhong Lin
Quanzhong Lin
Chief Executive Officer